AMENDING AGREEMENT

Shoshone Silver Mining Company
an Idaho Corporation ("Shoshone")
of 4903 W. Industrial Avenue
Coeur d' Alene, ID 83814
Phone – 208-664-0620 Fax – 208-664-0626 (Party of the First Part)

and

Orca Minerals Limited and Orca Gold Corporation International
respectively Ontario and Bahamian corporations (collectively "Orca"),
of Suite 700, 220 Bay Street
Toronto, ON, M5J 2W4
Phone: - 416-362-8243 Fax – 416-368-5344 (Parties of the Second Part)

Hereby enter into the following Amending Agreement:

WHEREAS, on August 11, 2008 Shoshone and Orca entered into a Stock Purchase Agreement and an Indemnity and Guarantee Agreement whereby Shoshone sold to Orca all of its shares in Shoshone Mexico S.A. de C.V. holding its remaining 25 percent interest in the Bilbao concessions for cash considerations to be paid by various dates, including $500,000 to be paid to Shoshone by August 11, 2009 (the "August 2009 Payment"); and

WHEREAS, said parties desire to enter into an Amending Agreement for the purpose of effecting an early, discounted payment to Shoshone by Orca of the August 2009 Payment.

NOW, THEREFORE, it is hereby agreed by and between the parties hereto as follows:

1. That Orca shall receive from Shoshone a 10% discount for early payment of the August 2009 Payment to Shoshone of $500,000; and

2. That Orca shall pay to Shoshone as soon as practicable on or after June 30, 2009, but in any event no later than July 7, 2009, the sum of $450,000 in full satisfaction of the August 2009 Payment.

3. That all of the remaining terms and conditions of the original August 11, 2008 Agreements referred to herein shall remain in full force and effect.

Shoshone Silver Mining Company

By: ______________________ Dated: June 30, 2009

Lex Smith, *Director and President*

Orca Minerals Limited.

By: ______________________ Dated: June 30, 2009

Terence McKillen, *Director, CEO, and President*

Orca Gold Corporation International

By: ______________________ Dated: June 30, 2009

Terence McKillen, *Authorized Representative*